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                                                                    Exhibit 99.2

                                VOTING AGREEMENT

      THIS VOTING AGREEMENT (this "AGREEMENT") is entered into as of March ___, 2004, by and between MOLECULAR DEVICES CORPORATION, a Delaware corporation ("PARENT"), and _______________ ("SHAREHOLDER").

                                    RECITALS

      A. Shareholder is a holder of CUFS over certain shares of common stock of AXON INSTRUMENTS, INC., a California corporation (the "COMPANY") and the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended), and is entitled to direct the depository dominee (which holds the underlying shares on Shareholder's behalf) as to how it should vote such shares at a meeting of the Company's shareholders.

      B. Parent, ASTROS ACQUISITION SUB I, INC., a California corporation and a wholly owned subsidiary of Parent ("MERGER SUB I"), ASTROS ACQUISITION SUB II, LLC, a California limited liability company and a wholly owned subsidiary of Parent ("MERGER SUB II"), and the Company are entering into an Agreement and Plan of Merger and Reorganization of even date herewith (the "MERGER AGREEMENT") which provides (subject to the conditions set forth therein) for the merger of Merger Sub I with and into the Company ("MERGER I") and immediately following the effectiveness of Merger I, a merger of the Company with and into Merger Sub II ("MERGER II," and together with Merger I, the "MERGERS") and each shareholder of the Company will have the right to receive shares of Parent Common Stock (as defined below) and cash in Merger I.

      C. In order to induce Parent to enter into the Merger Agreement, Shareholder is entering into this Agreement.


                                    AGREEMENT

      The parties to this Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

            For purposes of this Agreement:

            (A) The terms "ACQUISITION PROPOSAL" and "ACQUISITION TRANSACTION" shall have the respective meanings assigned to those terms in the Merger Agreement.

            (B) "COMPANY COMMON STOCK" shall mean the common stock, no par value per share, of the Company.

            (C) "EXPIRATION DATE" shall mean the earlier of the (i) date upon which the Merger Agreement is validly terminated pursuant to Section 8 thereof, (ii) the date upon which Merger I is consummated, (iii) the mutual consent of Parent and Shareholder, or


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      (iv) the date of any modification, waiver or amendment to the Merger
      Agreement that reduces the Merger Consideration.

            (D) Shareholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if Shareholder: (i) is the CUFS owner of such security; or (ii) is the "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934) of such security.

            (E) "PARENT COMMON STOCK" shall mean the common stock, $.001 par value per share, of Parent.

            (F) "PERSON" shall mean any: (i) individual; (ii) corporation, limited liability company, partnership or other entity; or (iii) governmental authority.

            (G) "SUBJECT SECURITIES" shall mean: (i) all securities of the Company (including all shares of Company Common Stock and all options, warrants and other rights to acquire shares of Company Common Stock) Owned by Shareholder as of the date of this Agreement; and (ii) all securities of the Company (including all additional shares of Company Common Stock and all additional options, warrants and other rights to acquire shares of Company Common Stock) of which Shareholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

            (H) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security to any Person other than Parent;
      (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein to any Person other than Parent; or (iii) reduces such Person's beneficial ownership of, interest in or risk relating to such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES AND VOTING RIGHTS

      2.1 RESTRICTION ON TRANSFER OF SUBJECT SECURITIES. Subject to Section 2.3, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not, directly or indirectly, cause or permit any Transfer of any of the Subject Securities to be effected.

      2.2 RESTRICTION ON TRANSFER OF VOTING RIGHTS. During the period from the date of this Agreement through the Expiration Date, Shareholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and
(b) no proxy is granted, and no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities.

      2.3 PERMITTED TRANSFERS. Section 2.1 shall not prohibit a Transfer of the Subject Securities by Shareholder: (a) if Shareholder is an individual, to any member of his or her immediate family or to a trust for the benefit of Shareholder or any member of his or her immediate family; (b) if Shareholder is an individual, upon the death of Shareholder; or (c) if Shareholder is a partnership or limited liability company, to one or more partners or members of Shareholder or to an affiliated corporation under common control with Shareholder; provided,


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however, that a Transfer referred to in this sentence shall be permitted only if, as a precondition to such Transfer, the transferee agrees in a writing, reasonably satisfactory in form and substance to Parent, to be bound by the terms of this Agreement.

SECTION 3. VOTING OF SHARES

      3.1 VOTING COVENANT. Shareholder hereby agrees that, prior to the Expiration Date, at any meeting of the shareholders of the Company, however called, and in any written action by consent of shareholders of the Company, unless otherwise directed in writing by Parent, Shareholder shall cause the Subject Securities to be voted:

            (A) in favor of the approval of the Merger Agreement and the principal terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

            (B) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

            (C) against the following actions (other than the Mergers and the transactions contemplated by the Merger Agreement): (A) any sale, license, disposition or acquisition of all or substantially all of the assets of the Company or any direct or indirect subsidiary or division of the Company; (B) any issuance, grant, disposition or acquisition of: (i) 20% or more of the capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company; (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire 20% or more of the capital stock; or other equity security of the Company or any direct or indirect subsidiary of the Company or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for 20% or more of the capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company; (C) any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving the Company or any direct or indirect subsidiary of the Company in which the shareholders of the Company immediately prior to the transaction own less than 80% of any class of equity securities of the entity surviving or resulting form such transaction (or the ultimate parent entity thereof); (D) any liquidation or dissolution of the Company; (E) any change in a majority of the board of directors of the Company that is not approved in advance by at least a majority of the members of the board of directors of the Company as of the date of this Agreement (or their successors who were so approved); (F) any amendment to the Company's articles of incorporation or bylaws; (G) any material change in the capitalization of the Company or the Company's corporate structure; and (H) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement or this Agreement.

Prior to the Expiration Date, Shareholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with clause "(a)", "(b)", or "(c)" of the preceding sentence.

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      3.2 PROXY; FURTHER ASSURANCES.

            (A) Contemporaneously with the execution of this Agreement: (i) Shareholder shall deliver to Parent a proxy in the form attached to this Agreement as EXHIBIT A, which shall be irrevocable to the fullest extent permitted by law (at all times prior to the Expiration Date) with respect to the shares referred to therein (the "PROXY"); and (ii) Shareholder shall cause to be delivered to Parent an additional proxy (in the form attached hereto as EXHIBIT A) executed on behalf of the record owner of any outstanding shares of Company Common Stock that are owned beneficially (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934), but not of record, by Shareholder.

            (B) Shareholder shall, at the expense of Parent, perform such further acts and execute such further proxies and other documents and instruments as may reasonably be required to vest in Parent the power to carry out and give effect to the provisions of this Agreement.

            (C) Shareholder shall not enter into any tender, voting or other such agreement, or grant a proxy or power of attorney, with respect to the Subject Securities that is inconsistent with this Agreement or otherwise take any other action with respect to the Subject Securities that would in any way restrict, limit or interfere with the performance of Shareholder's obligations hereunder or the transactions contemplated hereby.

SECTION 4. WAIVER OF DISSENTERS' RIGHTS

      To the extent permitted by applicable law, Shareholder hereby irrevocably and unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any dissenters' rights and any similar rights relating to Merger I or any related transaction that Shareholder may have by virtue of, or with respect to, any outstanding shares of Company Common Stock Owned by Shareholder.

SECTION 5. NO SOLICITATION

      Shareholder agrees that, during the period from the date of this Agreement through the Expiration Date, Shareholder shall not, directly or indirectly, and Shareholder shall ensure that his, her or its Representatives (as defined in the Merger Agreement) do not, directly or indirectly: (a) solicit, initiate, encourage, induce or facilitate the making, submission or announcement of any Acquisition Proposal or take any action that could reasonably be expected to lead to an Acquisition Proposal; (b) furnish any non-public information regarding any of the Acquired Corporations (as defined in the Merger Agreement) to any Person in connection with or in response to an Acquisition Proposal or an inquiry or indication of interest that could reasonably be expected to lead to an Acquisition Proposal; (c) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal; (d) approve, endorse or recommend any Acquisition Proposal; or (e) enter into any letter of intent or similar document or any Contract (as defined in the Merger Agreement) contemplating or otherwise relating to any Acquisition Transaction; provided, however, that in connection with any Acquisition Proposal that the Company's board of directors (i) has determined to be a Superior Proposal or (ii) in good faith


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determined could reasonably be expected to result in a Superior Proposal pursuant to Section 4.4(b) of the Merger Agreement, Shareholder may provide information and engage in discussions to the same extent as the Company is so permitted pursuant to Section 4.4(b) of the Merger Agreement. Shareholder shall immediately cease and discontinue, and Shareholder shall ensure that his, her or its Representatives immediately cease and discontinue, any existing discussions with any Person that relate to any Acquisition Proposal.

SECTION 6. REPRESENTATIONS AND WARRANTIES OF SHAREHOLDER

      Shareholder hereby represents and warrants to Parent as follows:

      6.1 AUTHORIZATION, ETC. Shareholder has all authority and capacity to execute and deliver this Agreement and the Proxy and to perform his, her or its obligations hereunder and thereunder. This Agreement and the Proxy have been duly executed and delivered by Shareholder and constitute legal, valid and binding obligations of Shareholder, enforceable against Shareholder in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

      6.2 NO CONFLICTS OR CONSENTS.

            (A) The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Shareholder or any of the Subject Securities; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any encumbrance or restriction on any of the Subject Securities pursuant to, any contract to which Shareholder is a party or by which Shareholder or any of the Subject Securities is or may be bound or affected.

            (B) The execution and delivery of this Agreement and the Proxy by Shareholder do not, and the performance of this Agreement and the Proxy by Shareholder will not, require any consent or approval of any Person. The execution and delivery of any additional proxy pursuant to Section 3.2(a)(ii) with respect to any shares of Company Common Stock that are owned beneficially but not of record by Shareholder do not, and the performance of any such additional proxy will not, require any consent or approval of any Person.

            (C) Except as disclosed on EXHIBIT B and except for indemnification as a director and officer, neither Shareholder nor any affiliate of Shareholder shall have any rights or claims under any Contract against the Company or the Parent after the Effective Time (as defined in the Merger Agreement) of Merger I.

      6.3 TITLE TO SECURITIES. As of the date of this Agreement: (a) Shareholder holds CUFS (free and clear of any encumbrances or restrictions) over the number of outstanding shares of Company Common Stock set forth under the heading "Shares Held by CUFS" on the


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signature page hereof and is entitled to direct the depository nominee (which holds the underlying shares on Shareholder's behalf) as to how it should vote such shares at a meeting of the Company's shareholders; (b) Shareholder holds (free and clear of any encumbrances or restrictions) the options, warrants and other rights to acquire shares of Company Common Stock set forth under the heading "Options and Other Rights" on the signature page hereof; (c) Shareholder Owns the additional securities of the Company set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Shareholder does not directly or indirectly Own any shares of capital stock or other securities of the Company, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of capital stock or other securities of the Company, other than the shares and options, warrants and other rights set forth on the signature page hereof.

      6.4 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Shareholder in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of Merger I as if made on that date.

SECTION 7. REPRESENTATIONS AND WARRANTIES OF PARENT

      Parent hereby represents and warrants to Shareholder as follows:

      7.1 AUTHORIZATION, ETC. Parent is a company duly organized and validly existing under the laws of the jurisdiction of its incorporation. Parent has all necessary corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Parent have been duly authorized by all necessary action on the part of Parent and constitutes legal, valid and binding obligations of Parent, enforceable against Parent in accordance with their terms, subject to: (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors; and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

      7.2 NO CONFLICTS OR CONSENTS.

            (A) The execution and delivery of this Agreement by Parent do not, and the performance of this Agreement by Parent will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Parent or by which he, she or it or any of his, her or its properties is bound; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any restriction on any of any contract to which Parent is a party or by which Parent or any of his, her or its affiliates or properties is bound.

            (B) The execution and delivery of this Agreement by Parent does not, and the performance of this Agreement by Parent will not, require any consent or approval of any Person, other than the board of directors of Parent.


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      7.4 ACCURACY OF REPRESENTATIONS. The representations and warranties made by Parent in this Agreement are accurate in all respects as of the date of this Agreement, will be accurate in all respects at all times through the Expiration Date and will be accurate in all respects as of the date of the consummation of Merger I as if made on that date.

SECTION 8. ADDITIONAL COVENANTS OF SHAREHOLDER

      8.1 SHAREHOLDER INFORMATION. Shareholder hereby agrees to permit Parent, Merger Sub I and Merger Sub II to publish and disclose in the Form S-4 Registration Statement (as defined in the Merger Agreement) Shareholder's identity and ownership of shares of Company Common Stock and the nature of Shareholder's commitments, arrangements and understandings under this Agreement.

      8.2 FURTHER ASSURANCES. From time to time and without additional consideration, Shareholder shall (at Parent's sole expense) execute and deliver, or cause to be executed and delivered, such additional transfers, assignments, endorsements, proxies, consents and other instruments as Parent may reasonably require, and shall (at Parent's sole expense) take such further actions, as Parent may reasonably request for the purpose of carrying out and furthering the intent of this Agreement.

      8.3 LEGENDS. If requested by Parent, as soon as practicable after the execution of this Agreement (and from time to time upon the acquisition by Shareholder of Ownership of any shares of Company Common Stock prior to the Expiration Date), Shareholder shall cause each certificate evidencing any outstanding shares of Company Common Stock or other securities of the Company Owned by Shareholder to be surrendered so that the transfer agent for such securities may affix thereto a legend in the following form:

      THE SECURITY OR SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, EXCHANGED OR OTHERWISE TRANSFERRED OR DISPOSED OF EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF A VOTING AGREEMENT DATED AS OF MARCH ___, 2004, AS IT MAY BE AMENDED, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF THE ISSUER.

SECTION 9. MISCELLANEOUS

      9.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. All representations, warranties, covenants and agreements made by Shareholder and Parent in this Agreement shall survive (i) any termination of the Merger Agreement pursuant to Section 8 thereof; and (ii) the Expiration Date, unless Merger I gets consummated.

      9.2 EXPENSES. All costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such costs and expenses.

      9.3 NOTICES. Any notice or other communication required or permitted to be delivered to either party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath


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the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

      if to Shareholder:

            at the address set forth on the signature page hereof; and

      if to Parent:

            Molecular Devices Corporation
            1311 Orleans Drive
            Sunnyvale, CA 94089
            Attn:  Chief Financial Officer
            Fax:     (408) 747-3696

      9.4 SEVERABILITY. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the parties hereto agree that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, the parties hereto agree to negotiate in good faith to replace, and to replace, such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

      9.5 ENTIRE AGREEMENT. This Agreement, the Proxy and any other documents delivered by the parties in connection herewith constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings between the parties with respect thereto. No addition to or modification of any provision of this Agreement shall be binding upon either party unless made in writing and signed by both parties.

      9.6 ASSIGNMENT; BINDING EFFECT. Except as provided herein, neither this Agreement nor any of the interests or obligations hereunder may be assigned or delegated by any party hereto, and any attempted or purported assignment or delegation of any of such interests or obligations shall be void. Subject to the preceding sentence, this Agreement shall be binding upon Shareholder and his or her heirs, estate, executors and personal representatives and his, her or its successors and assigns, and shall inure to the benefit of Parent and its successors and assigns. Without limiting any of the restrictions set forth in
Section 2 or Section 8.2 or elsewhere in this Agreement, this Agreement shall be binding upon any Person to whom any Subject Securities are transferred. Nothing in this Agreement is intended to confer on any Person (other than Parent and its successors and assigns) any rights or remedies of any nature.


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      9.7 [INTENTIONALLY OMITTED.]

      9.8 SPECIFIC PERFORMANCE. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the Proxy were not performed in accordance with its specific terms or were otherwise breached. Shareholder agrees that, in the event of any breach or threatened breach by Shareholder of any covenant or obligation contained in this Agreement or in the Proxy, Parent shall be entitled (in addition to any other remedy that may be available to it, including monetary damages) to seek and obtain: (a) a decree or order of specific performance to enforce the observance and performance of such covenant or obligation; and (b) an injunction restraining such breach or threatened breach.

      9.9 NON-EXCLUSIVITY. The rights and remedies of Parent under this Agreement are not exclusive of or limited by any other rights or remedies which it may have, whether at law, in equity, by contract or otherwise, all of which shall be cumulative (and not alternative). Without limiting the generality of the foregoing, the rights and remedies of Parent under this Agreement, and the obligations and liabilities of Shareholder under this Agreement, are in addition to their respective rights, remedies, obligations and liabilities under common law requirements and under all applicable statutes, rules and regulations. Nothing in this Agreement shall limit any of Shareholder's obligations, or the rights or remedies of Parent, under any Affiliate Agreement between Parent and Shareholder; nothing in any such Affiliate Agreement shall limit any of Shareholder's obligations, or any of the rights or remedies of Parent, under this Agreement.

      9.10 GOVERNING LAW; VENUE.

            (A) This Agreement and the Proxy shall be construed in accordance with, and governed in all respects by, the laws of the State of California (without giving effect to principles of conflicts of laws).

            (B) Any legal action or other legal proceeding relating to this Agreement or the Proxy or the enforcement of any provision of this Agreement or the Proxy may be brought or otherwise commenced in any state or federal court located in the State of Delaware. Shareholder:

                  (i) expressly and irrevocably consents and submits to the
            jurisdiction of each state and federal court located in the State of Delaware in connection with any such legal proceeding;

                  (ii) agrees that service of any process, summons, notice or document by U.S. mail addressed to him or it at the address set forth on the signature page hereof shall constitute effective service of such process, summons, notice or document for purposes of any such legal proceeding;

                  (iii) agrees that each state and federal court located in the
            State of Delaware shall be deemed to be a convenient forum; and

                  (iv) agrees not to assert (by way of motion, as a defense or otherwise), in any such legal proceeding commenced in any state or federal court located in the State of Delaware, any claim that Shareholder is not subject personally to the


                                       9
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            jurisdiction of such court, that such legal proceeding has been brought in an inconvenient forum, that the venue of such proceeding is improper or that this Agreement or the subject matter of this Agreement may not be enforced in or by such court.

      Nothing contained in this Section 9.10 shall be deemed to limit or otherwise affect the right of Parent to commence any legal proceeding or otherwise proceed against Shareholder in any other forum or jurisdiction.

            (C) SHAREHOLDER IRREVOCABLY WAIVES THE RIGHT TO A JURY TRIAL IN CONNECTION WITH ANY LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE PROXY OR THE ENFORCEMENT OF ANY PROVISION OF THIS AGREEMENT OR THE PROXY.

      9.11 COUNTERPARTS. This Agreement may be executed in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

      9.12 CAPTIONS. The captions contained in this Agreement are for convenience of reference only, shall not be deemed to be a part of this Agreement and shall not be referred to in connection with the construction or interpretation of this Agreement.

      9.13 ATTORNEYS' FEES. If any legal action or other legal proceeding relating to this Agreement or the enforcement of any provision of this Agreement is brought against Shareholder, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party may be entitled).

      9.14 WAIVER. No failure on the part of Parent to exercise any power, right, privilege or remedy under this Agreement, and no delay on the part of Parent in exercising any power, right, privilege or remedy under this Agreement, shall operate as a waiver of such power, right, privilege or remedy; no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Parent shall not be deemed to have waived any claim available to Parent arising out of this Agreement, or any power, right, privilege or remedy of Parent under this Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Parent; any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

      9.15 CONSTRUCTION.

            (A) For purposes of this Agreement, whenever the context requires: the singular number shall include the plural, and vice versa; the masculine gender shall include the feminine and neuter genders; the feminine gender shall include the masculine and neuter genders; and the neuter gender shall include masculine and feminine genders.

            (B) The parties agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not be applied in the construction or interpretation of this Agreement.



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            (C) As used in this Agreement, the words "include" and "including,"
      and variations thereof, shall not be deemed to be terms of limitation, but rather shall be deemed to be followed by the words "without limitation."

            (D) Except as otherwise indicated, all references in this Agreement to "Sections" and "Exhibits" are intended to refer to Sections of this Agreement and Exhibits to this Agreement.

      9.16 INDEPENDENCE OF OBLIGATIONS. The covenants and obligations of Shareholder set forth in this Agreement shall be construed as independent of any other agreement or arrangement between Shareholder, on the one hand, and the Company or Parent, on the other. The existence of any claim or cause of action by Shareholder against the Company or Parent shall not constitute a defense to the enforcement of any of such covenants or obligations against Shareholder.

      9.17 SHAREHOLDER CAPACITY. Shareholder is entering into this Agreement solely in Shareholder's capacity as the CUFS and beneficial owner of the Subject Securities. If Shareholder is or becomes during the term hereof a director or officer of the Company, Shareholder makes no agreement or understanding in this Agreement in Shareholder's capacity as such director or officer. Nothing in this Agreement shall limit or affect any actions taken by Shareholder in Shareholder's capacity as an officer or director of the Company. Nothing in this Agreement shall be interpreted as obligating Shareholder to exercise any options to acquire shares of Company Common Stock.

      IN WITNESS WHEREOF, Parent and Shareholder have caused this Agreement to be executed as of the date first written above.

                                   MOLECULAR DEVICES CORPORATION

                                   By:
                                      ------------------------------------------


                                   SHAREHOLDER

                                   ---------------------------------------------
                                   Name:

                                   Address:   ----------------------------------
                                              ----------------------------------

                                   Facsimile: ---------------------

                                 SHARES HELD BY CUFS    OPTIONS AND OTHER RIGHTS      ADDITIONAL SECURITIES
                                                                                           BENEFICIALLY
                                                                                               OWNED

Company Common Stock


                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

      The undersigned shareholder ("SHAREHOLDER") of AXON INSTRUMENTS, INC., a California corporation (the "COMPANY"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes JOSEPH D. KEEGAN, PH.D., TIMOTHY A. HARKNESS and MOLECULAR DEVICES CORPORATION, a Delaware corporation ("PARENT"), and each of them, the attorneys and proxies of Shareholder with full power of substitution and resubstitution, to the full extent of Shareholder's rights with respect to: (i) the outstanding shares of capital stock of the Company owned by CUFS by Shareholder as of the date of this proxy, which shares are specified on the final page of this proxy; and (ii) any and all other shares of capital stock of the Company which Shareholder may acquire on or after the date hereof. (The shares of the capital stock of the Company referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to as the "SHARES.") Upon the execution hereof, all prior proxies given by Shareholder with respect to any of the Shares are hereby revoked, and Shareholder agrees that no subsequent proxies will be given with respect to any of the Shares but only for the matters set forth below.

      This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Parent and Shareholder (the "VOTING AGREEMENT"), and is granted in consideration of Parent entering into the Agreement and Plan of Merger and Reorganization, dated as of the date hereof, among Parent, Astros Acquisition Sub I, Inc., Astros Acquisition Sub II, LLC and the Company (the "MERGER AGREEMENT") which provides (subject to the conditions set forth therein) for the merger of Merger Sub I with and into the Company ("MERGER I") and immediately following the effectiveness of Merger I, a merger of the Company with and into Merger Sub II ("MERGER II," and together with Merger I, the "MERGERS"). This proxy will terminate on the Expiration Date (as defined in the Voting Agreement).

      The attorneys and proxies named above will be empowered, and may exercise this proxy, to vote the Shares at any time until the Expiration Date (as defined in the Voting Agreement) at any meeting of the shareholders of the Company, however called, and in connection with any written action by consent of shareholders of the Company:

            (i) in favor the approval of the Merger Agreement and the principal terms thereof, in favor of each of the other actions contemplated by the Merger Agreement and in favor of any action in furtherance of any of the foregoing;

            (ii) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of the Company in the Merger Agreement; and

            (ii) against the following actions (other than the Mergers and the transactions contemplated by the Merger Agreement): (A) any sale, license, disposition or acquisition of all or substantially all of the assets of the Company or any direct or indirect subsidiary or division of the Company; (B) any issuance, grant, disposition or acquisition of: (i) 20% or more of the capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company; (ii) any option, call, warrant or right (whether or not immediately exercisable) to acquire 20% or more of the capital stock; or other equity security of the Company or any direct or indirect subsidiary of the Company or (iii) any security, instrument or obligation that is or may become convertible into or exchangeable for 20% or more of the capital stock or other equity security of the Company or any direct or indirect subsidiary of the Company; (C) any merger, consolidation, business combination, share exchange, reorganization or similar transaction involving the Company or any direct or indirect subsidiary of the Company in which the shareholders of the Company immediately prior to the transaction own less than 80% of any class of equity securities of the entity surviving or resulting form such transaction (or the ultimate parent entity thereof); (D) any liquidation or dissolution of the Company; (E) any change in a majority of the board of directors of the Company that is not approved in advance by at least a majority of the members of the board of directors of the Company as of the date of the Voting Agreement (or their successors who were so approved);
      (F) any amendment to the Company's articles of incorporation or bylaws;
      (G) any material change in the capitalization of the Company or the Company's corporate structure; and (H) any other action which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, discourage or adversely affect the Mergers or any of the other transactions contemplated by the Merger Agreement or the Voting Agreement.

      Shareholder may vote the Shares on all other matters not referred to in this proxy, and the attorneys and proxies named above may not exercise this proxy with respect to such other matters.

      This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of Shareholder (including any transferee of any of the Shares).

      Any term or provision of this proxy that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, Shareholder agrees that the court making such determination shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this proxy shall be enforceable as so modified. In the event such court does not exercise the power granted to it in the prior sentence, Shareholder agrees to replace such invalid or unenforceable term or provision with a valid and enforceable term or provision that will achieve, to the extent possible, the economic, business and other purposes of such invalid or unenforceable term.

Dated:  March ___, 2004


                                 SHARES HELD BY CUFS    OPTIONS AND OTHER RIGHTS      ADDITIONAL SECURITIES
                                                                                           BENEFICIALLY
                                                                                               OWNED
Company Common Stock



                                    EXHIBIT B
                                    CONTRACTS